UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 23, 2025

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective April 23, 2025 (the “Effective Date”), Faraday Future Intelligent Electric Inc. (the “Company”) entered into an offer letter (the “Offer Letter”) with Yueting Jia, pursuant to which Mr. Jia will serve as the Company’s Co-Global Chief Executive Officer (“Co-CEO”), effective as of the Effective Date. He will report to the board of directors (the “Board”), and co-manage User Ecosystem, Supply Chain, EV R&D, Finance, Legal, FF China, FF Middle East, Faraday X and AI HER together with Matthias Aydt, the Co-CEO of the Company. Mr. Jia will continue overseeing Product & Mobility Ecosystem and I.A.I R&D. Mr. Aydt will continue managing Vehicle Engineering, Manufacturing, VLE, and Quality. Jiawei (Jerry) Wang, the Company’s Global President, will continue supervising Business Development, Corporate Strategy, Capital Markets & IR, HR, Risk Management and Corporate Operation & Ai IT, reporting to both Mr. Aydt and Mr. Jia.

Mr. Jia, 51, founded the Company in 2014. Prior to being appointed Co-CEO, he served as the Company’s Chief Product and User Ecosystem Officer since September 2019 and previously served as the Company’s CEO from 2017 to September 2019. In 2011, he founded Le Holdings Co. Ltd., which is an internet ecosystem technology company with business segments including smart phones, smart TV, smart cars, internet sports, video content, internet finance and cloud computing. In 2004, he founded LeTV, a video streaming website. In 2003, Mr. Jia founded Xbell Union Communication Technology (Beijing) Co., a Singapore publicly-listed company that developed and launched China’s first mobile video streaming software system. He has ample experience in overseeing activities in product innovation, strategy and definition; internet, AI and autonomous driving; user experience, user acquisition and user operation, capital markets, human resources and administration, corporate strategy and China departments. YT Jia completed master’s degree courses in enterprise management from Shan Xi University and attended the China CEO Program jointly offered by Cheung Kong Graduate School of Business, Columbia Business School, IMD and London Business School.

In connection with Mr. Jia’s service as the Co-CEO of the Company, he will receive the following compensation: (1) an annual base salary of $680,000, which will increase to $900,000 effective the first full payroll period following the start of delivery phase one for the FX Super One (“SOD Phase 1” and such event, the “Effective Event”); and (2) an annual performance bonus of up to $816,000 prior to the Effective Event, and an annual performance bonus of up to $1,080,000 after the Effective Event, which will be awarded in the Board’s sole discretion. Mr. Jia will also be eligible to receive contingent equity awards from the Company if the Company reaches certain milestones described below (each, a “Milestone”) in connection with the Company’s capitalization and stock price (the “Equity Award Program”). The Equity Award Program is divided into two phases:

●	Phase 1: For each incremental increase of (i) $5.00 in the daily closing price (the “Closing Price”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”) measured from the closing price of the Common Stock as of the Effective Date (the “Base Price”), without giving effect to any reverse stock split, stock dividend, merger or acquisition activity; or (ii) $700 million in the Company’s market as reported on Yahoo Finance (the “Market Capitalization”) measured from the Market Capitalization as of the Effective Date (the “Base Market Capitalization”), Mr. Jia will be eligible to receive restricted stock unites (“RSUs”) equal to 1% of the then total outstanding shares of Common Stock as of the applicable Milestone Validation Date (defined below), until the cumulative number of RSUs awarded to Mr. Jia total 5% of the then total outstanding shares of Common Stock (the “Phase 1 Cap”).

●	Phase 2: Following the award of RSUs to Mr. Jia equaling the Phase 1 Cap, for each incremental increase of (i) $20.00 in the Closing Price from the Base Price, without giving effect to any reverse stock split, stock dividend, merger or acquisition activity; or (ii) a $3 billion increase in the Market Capitalization from the Base Market Capitalization, Mr. Jia will be eligible to receive RSUs equal to 1% of the then total outstanding shares of Common Stock as of the applicable Milestone Validation Date, until the cumulative number of RSUs awarded to Mr. Jia total 9% of the then total outstanding shares of Common Stock.

For purposes of Milestone measurement, the effect of any stock splits or stock dividends or, in the case of capitalization, merger and acquisition activity, will be disregarded.

Mr. Jia will not be eligible to receive any RSUs pursuant to the Equity Award Program unless and until a Milestone has been sustained for at least 15 consecutive trading days (the business day following such 15th business day, a “Milestone Validation Date”).

Mr. Jia also remains entitled to receive the annual RSU and performance stock unit (the “PSUs”) awards as previously disclosed in the Company’s current report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on September 10, 2024.

Mr. Jia is entitled to a signing and retention bonus of $1,200,000 (the “Signing Bonus”) upon the satisfaction of certain conditions, which is subject to a prorated claw-back right if Mr. Jia fails to remain employed with the Company for at least forty-eight months from the beginning of his employment as the Company’s Co-CEO. One-third of the Signing Bonus will be payable on each of: (i) the first regularly scheduled payroll date occurring after the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 is filed with the Commission; (ii) May 30, 2025; and (iii) the first regularly scheduled payroll date after the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2025 is filed with the Commission.

The above description of the Offer Letter is not complete and is subject to, and qualified in its entirety by, the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and the contents of which are incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.02.

Item 7.01 Regulation FD Disclosure

On April 24, 2025, the Company issued a press release with respect to the appointment of Mr. Jia as the Company’s Co-CEO as set forth in Item 5.02 of this Current Report on Form 8-K, among with other announcement in connection with the Investor Community and Co-Creation Event. A copy of such press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Offer Letter, dated April 23, 2025, by and between Faraday Future Intelligent Electric Inc. and Yueting Jia.
99.1	Press release dated April 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: April 25, 2025	By:	/s/ Matthias Aydt
	Name:	Matthias Aydt
	Title:	Co-Global Chief Executive Officer

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